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                                                                Exhibit 10.qq

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                         Dated as of February 17, 1995


         FOURTH AMENDMENT dated as of February 17, 1995 (this "Amendment") to CREDIT AGREEMENT dated as of August 23, 1991 (as amended to the date hereof, the "Credit Agreement") among BW/IP INTERNATIONAL, INC., a Delaware corporation ("Borrower"), the Lenders party thereto ("Lenders") and CITICORP USA, INC. as Agent for the Lenders (the "Agent").

         PRELIMINARY STATEMENTS. The parties hereto wish to terminate the Commitment of Bank of America Illinois, formerly known as Continental Bank N.A. ("Continental") and to modify the Credit Agreement in certain respects as hereinafter set forth. Terms defined in the Credit Agreement are used in this Amendment as defined in the Credit Agreement and, except as otherwise indicated, all references to Sections refer to the corresponding Sections of the Credit Agreement.

         The parties hereto therefore agree as follows:

         SECTION 1. Termination of Commitment of Continental. Effective as of the Fourth Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Commitment of Continental shall be reduced to zero and Continental shall relinquish its rights and be released from its obligations under the Credit Agreement and shall cease to be a party thereto, provided that (a) Continental shall continue to be a party hereto with respect to the Fourth Amendment Letters of Credit and shall continue to have the rights and obligations of an Issuing Lender with respect thereto until all such Fourth Amendment Letters of Credit have terminated or expired, all Obligations in connection therewith have been paid in full, and all participating interests therein pursuant to Section 2.18(l) have been terminated and paid in full; and (b) Continental shall retain its rights under Sections 2.02(b), 2.08, 2.12, 2.14, 8.04 and 8.13 with respect to any period ending on or prior to the Fourth Amendment Effective Date.

         SECTION 2. Amendments to Credit Agreement. Effective as of the Fourth Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

         (a) Section 1.01 is amended by inserting the following new definitions in the appropriate alphabetical order:

                 "FOURTH AMENDMENT EFFECTIVE DATE" means the date on which the Fourth Amendment dated as of February 17, 1995 to this Credit Agreement became effective in accordance with its terms.





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                 "FOURTH AMENDMENT LETTER OF CREDIT" means any Letter of Credit available for drawing on the Fourth Amendment Effective Date.

         (b)     Section 2.01(a) is deleted and restated as follows:

                          (a) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Committed Advances to the Borrower from time to time on any Business Day during the period from the date hereof to, but excluding, the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on Schedule 2.01(a) hereto or, if such Lender has entered into any Assignment and Acceptance effective on or after the Fourth Amendment Effective Date, set forth as such Lender's Commitment in the Register maintained by the Agent pursuant to Section 8.08(g), or the equivalent thereof in one or more Alternative Currencies, as such amount may be reduced pursuant to
         Section 2.05(a) (such Lender's "Commitment");provided that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregateamount of the Bid Advances, the Acceptance Usage, the Letter of Credit Usage and the Bid Letter of Credit Usage and such deemed use of the aggregate amount of the Commitments shall be applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments resulting from the Bid Advances and Bid Letters of Credit being the "Bid Reduction"); provided furtherthat (i) in no event shall the aggregate principal amount of Committed Advances from any Lender outstanding at any time exceed its Commitment then in effect and (ii) the Total Utilization of Commitments shall not exceed the aggregate Commitments then in effect.

         (c) A new Section 2.18(l) is added immediately after Section 2.18(k) as follows:

                          (1) PARTICIPATIONS IN FOURTH AMENDMENT LETTERS OF CREDIT. Effective on the Fourth Amendment Effective Date, each Lender shall be deemed to and hereby agrees to, have irrevocably purchased from each Issuing Lender (other than itself) which has issued a Fourth Amendment Letter of Credit a participation in such Fourth Amendment Letter of Credit and drawings thereunder in an amount equal to such Lender's pro rata share (with respect to the Commitments) of the maximum amount that is or at any time may become available to be drawn thereunder. If the Borrower shall fail to reimburse any Issuing Bank as provided in Section 2.18(c) in an amount equal to the amount of any drawing honored by such Issuing Bank under a Fourth Amendment Letter of Credit issued by it together with accrued interest thereon, such Issuing Bank shall promptly give notice thereof to the Agent, which shall promptly notify each Lender of the unreimbursed amount of such drawing together with accrued interest thereon and of such





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         Lender's respective participation in the unreimbursed amount therein based on such Lender's pro rata share of the Commitments. Each Lender shall make available to the Agent for the account of such Issuing Bank an amount equal to its respective participation in the unreimbursed amount, in same day funds, at the office of the Agent specified in such notice, not later than 12:00 Noon (New York City time) on the Business Day next following the datenotified by the Agent. The day of payment by each Lender to the Agent and the day of notice by the Agent to each Lender shall be both a Business Day and a business day under the laws of the jurisdiction of each such Lender. If any Lender fails to make available to the Agent for the account of such Issuing Bank the amount of such Lender's participation in such Fourth Amendment Letter of Credit as provided in this Section 2.18(l), such Issuing Bank shall be entitled to recover such amount on demand from such Lender, together with interest (to the extent such interest is not received from the Borrower) until such amount is recovered at the Federal Funds Rate. Nothing in this Section 2.18(l) shall be deemed to prejudice the right of any Lender to recover from any Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this Section 2.18(l) if it is determined by a final judgment of a court of competent jurisdiction that the payment with respect to a Fourth Amendment Letter of Credit by such Issuing Bank in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Bank. Each Issuing Bank shall distribute to each other Lender which has paid all amounts payable by it under this Section 2.18(l) with respect to any Fourth Amendment Letter of Credit issued by such Issuing Bank such other Lender's pro rata share (with respect to the Commitments) of all payments received by such Issuing Bank from the Borrower or any of its Subsidiaries in reimbursement of drawings honored by such Issuing Bank under such Fourth Amendment Letter of Credit when such payments are received. Borrower shall be liable to the Lenders for all of the principal and interest made available by the Lenders to any Issuing Bank pursuant to this Section and interest on all amounts made available by Lenders to any Issuing Bank shall accrue at the rates set forth in Section 2.07(d). All such principal and interest amounts shall be part of the Obligations.

         (d) Section 8.08(a) is amended by deleting the period at the end of the first sentence and inserting the following:

         ; provided further that if the assigning Lender or any Affiliate thereof is either an Accepting Lender with respect to any Drafts which are unmatured at the time of such assignment or an Issuing Lender with respect to any Letters of Credit which are available for drawing at the time of such assignment, then (x) the rights and obligations of the assigning Lender with respect to such Drafts and such Letters of Credit shall not be assigned, (y) such assigning Lender





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         shall continue to be a party hereto with respect to such rights and obligations until all such Drafts have matured and been paid in full and all such Letters of Credit have been paid in full or have expired and (z) such assigning Lender shall be deemed to have transferred to the assignee in accordance with Section 8.08(h) a participation interest in such rights and obligations equal to the percentage specified in clause (i) of this sentence.

         (e) A new Schedule 2.01(a) is added in the form of Schedule 2.01(a) hereto.

         SECTION 3. Conditions to Effectiveness. This Amendment shall be effective as of March 24, 1995 (the "Fourth Amendment Effective Date"), subject to the satisfaction on or prior to such date of the following conditions precedent:

         (a) The Agent shall have received the following not less than three Business Days prior to the Amendment Effective Date (i) counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed a counterpart of this Amendment; (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower attaching a copy of the resolutions of the Board of Directors of the Borrower authorizing its execution, delivery and performance of this Amendment and certifying the name and true signature of each of its officers executing the same on its behalf; (iii) a consent and acknowledgement in substantially the form of Annex A hereto executed by each Subsidiary which has executed and delivered a Guaranty pursuant to Section 5.01(b) of the Credit Agreement; and (iv) a Notice of Borrowing with respect to any Borrowing of Eurocurrency Advances to be made on the Amendment Effective Date.

         (b) The Borrower shall have paid or prepaid (i) the principal amount of all Advances outstanding immediately prior to the Fourth Amendment Effective Date; (ii) any amounts due under Section 8.04(b) in connection with such prepayment; and (iii) all unpaid interest on the Advances and unpaid fees under Sections 2.04(a) and 2.18(e) to the extent accrued through the Fourth Amendment Effective Date.

         (c) There shall be no Drafts outstanding on the Fourth Amendment Effective Date and there shall be no Bid Loans of Continental outstanding on the Fourth Amendment Effective Date.

         SECTION 4. Representations and Warranties. Borrower represents and warrants as follows:

         (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment.





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         (b)  The execution, delivery by Borrower of this Amendment, and the performance by Borrower of the Credit Agreement as hereby amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) Borrower's charter or by-laws, (ii) any law, regulation or order binding on or affecting Borrower or (iii) the terms of any indenture, loan or credit agreement or other agreement or instrument by which Borrower is bound or to which Borrower is a party.

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution or delivery by Borrower of this Amendment or the performance by Borrower of the Credit Agreement as hereby amended.

         (d) This Amendment and the Credit Agreement as amended hereby constitute, the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         (e) No Event of Default or Potential Event of Default has occurred and is continuing, or will occur and be continuing after giving effect to this Amendment.

         SECTION 5. Reference to and Effect on the Credit Agreement. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended herein, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                [balance of this page intentionally left blank]





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                               SCHEDULE 2.01(a)



                                                         Commitment
                                                        ------------
CITICORP USA, INC.                                      $ 26,000,000

NATIONSBANK OF TEXAS, N.A.                              $ 26,000,000

BANK OF AMERICA NATIONAL TRUST
         AND SAVINGS ASSOCIATION                        $ 26,000,000

ABN AMRO BANK                                           $ 22,000,000
                                                        ------------
         Total of the Commitments                       $100,000,000
                                                        ============






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


BW/IP INTERNATIONAL, INC.

By:    ZOHAR ZIV
---------------------------------------
Title: Treasurer

CITICORP USA, INC., as Agent and Lender

By:   BARBARA A. COHEN
---------------------------------------
       Vice President


NATIONSBANK OF TEXAS, N.A.

By:    J. BLAKE SEATON
---------------------------------------
Title: Vice President


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By:    RUTH EDWARDS
---------------------------------------
Title: Vice President


ABN AMRO BANK

By:    JOHN A. MILLER        MATTHEW S. THOMSON
-------------------------------------------------
Title: Vice President        Group Vice President


BANK OF AMERICA ILLINOIS (formerly known as
CONTINENTAL BANK N.A.)

By:    RUTH EDWARDS
---------------------------------------
Title: Vice President





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                                    ANNEX A

                          CONSENT AND ACKNOWLEDGEMENT


         Each of the undersigned hereby (a) acknowledges receipt of a copy of the Fourth Amendment dated as of February 17, 1995 (the "Amendment") to Revolving Credit Agreement dated as of August 23, 1991 among BW/IP International, Inc., the Financial Institutions parties thereto, and Citicorp USA, Inc. as Agent (as amended to the date of the Amendment, the "Credit Agreement"), (b) consents to the terms of the Amendment and (c) reaffirms its obligations under each Loan Document (as defined in the Credit Agreement) to which it is a party.

         Dated March 8, 1995



BW/IP INTERNATIONAL, B.V.

By    E. P. CROSS
------------------------------
Title Director


BW/IP INTERNATIONAL S.r.l.

By    E. P. CROSS
------------------------------
Title Director


BW MECHANICAL SEALS K.K.

By    E. P. CROSS
------------------------------
Title Director